UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2026
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SENTI BIOSCIENCES HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-40440	42-1912154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On October 8, 2026, Senti Biosciences Holdings, Inc. (the “Company”) convened its virtual 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which the Company adjourned without conducting any business.
Although a quorum was present, the Company adjourned the Annual Meeting in order to have further time to solicit votes from its stockholders in favor of the Merger Agreement Proposal, as defined in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed on September 24, 2026. The Meeting will be reconvened on Thursday, October 15, 2026 at 8:00 a.m., Pacific time, virtually via the Internet at www.virtualshareholdermeeting.com/SNTI2026.
No changes have been made to the proposals to be voted on by stockholders at the Annual Meeting, and all polls will remain open. The Company encourages all of its stockholders to read the Proxy Statement, and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov, and to vote on each of the proposals.
The record date for the Annual Meeting remains September 23, 2026. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.
Important Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Annual Meeting to be reconvened on October 15, 2026. In connection with the Annual Meeting, the Company has filed with the SEC the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND THE PROPOSALS TO BE VOTED ON. Stockholders may obtain free copies of the Proxy Statement and other relevant documents filed by the Company with the SEC at the SEC's website at www.sec.gov or at the Company's website at www.sentibio.com.
Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the Annual Meeting. Information regarding the Company’s directors and executive officers is available in the Proxy Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES HOLDINGS, INC.

Date:	October 13, 2026	By:	/s/ Timothy Lu
		Name:	Timothy Lu, M.D., Ph.D.
		Title:	Chief Executive Officer